Exhibit 10.3

LAUFER BRIDGE ENTERPRISES, INC.

3276 Buford Drive, Bldg. 104, Suite 320, Buford, GA 30519

UNANIMOUS CONSENT OF DIRECTORS OF LAUFER BRIDGE ENTERPRISES, INC. IN LIEU OF A MEETING OF THE BOARD OF DIRECTORS OF LAUFER BRIDGE ENTERPRISES, INC. (A NEVADA CORPORATION)

Pursuant to the Authority granted to directors to take action by unanimous consent without a meeting pursuant to Nevada General Corporation Law 78.315 (pursuant to the Articles of Incorporation) of Laufer Bridge Enterprises, Inc. (“Laufer”) the Board of Directors (“Directors”) of Laufer, a Nevada corporation (the “Company”), do hereby consent to adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:

WHEREAS, the Directors have been presented with the proposal to authorize the issuance of 10,000,000 shares of common stock of the Company in exchange for relief of debt owed by the Company in the amount of Ten Thousand ($10,000) Dollars represented by a Fifty Thousand ($50,000) Dollar Promissory Note (the “Promissory Note”) dated September 13, 2008;

WHEREAS, the Directors shall specifically authorize the issuance of 10,000,000 shares of common stock of the Company to First Trust Management;

WHEREAS, the Directors believe it is in the best interest of the Company to authorize the issuance of the common stock to First Trust Management in exchange for relief of the debt represented by the Promissory Note as set forth herein;

NOW, BE IT RESOLVED, that it is hereby authorized and approved to issue 10,000,000 shares of common stock of the Company to First Trust Management in exchange for relief of the debt represented by the Promissory Note.

GENERAL RESOLUTIONS

RESOLVED, that the officers of the Company are hereby authorized and instructed to take whatever steps necessary to effectuate the above described resolutions.

FURTHER RESOLVED, that the Promissory Note shall be restated and amended to show that a payment in the amount of $10,000 on the Promissory Note has been satisfied by the Company.

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IN WITNESS WHEREOF, the undersigned have set forth their hands in their capacity as of this 23rd day of April, 2011.

/s/ Joel Stohlman

JOEL STOHLMAN, DIRECTOR

/s/ Reid Stone

REID STONE, DIRECTOR

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